Taxes Payable	6 Months Ended
Apr. 30, 2025
Taxes Payable [Abstract]
TAXES PAYABLE

NOTE 10 — TAXES PAYABLE

As of April 30, 2025 and October 31, 2024, taxes payable comprised of the following:

	April 30, 2025	October 31, 2024
Enterprise income tax payable	865,632	699,633
Value-added tax, net	299,215	271,404
City maintenance and construction tax	19,025	17,018
Additional education fees	8,295	7,438
Other taxes	6,102	5,531
Total	1,198,269	1,001,024